Exhibit 10.8

WAIVER OF PREEMPTIVE RIGHTS

AND

AMENDMENT OF

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

The undersigned, a party to that certain Amended and Restated Investor Rights Agreement dated February 5, 2002, as amended (the “Rights Agreement”) by and among Xcyte Therapies, Inc., a Delaware corporation (the “Company”) and the parties identified on Schedule A and Schedule B attached thereto (the “Investors”), by execution of this document, hereby (on behalf of itself and the other parties to the Rights Agreement): (a) amends the Rights Agreement, and (b) waives its preemptive rights, in each case pursuant to Section 8.1 of the Rights Agreement and as set forth below. Capitalized terms used herein but not defined herein shall have the meaning given to them in the Rights Agreement.

1. Waiver of Preemptive Rights. The undersigned hereby waives its preemptive rights set forth in Section 2 of the Rights Agreement (and the notice requirements therefor) with respect to the issuance of certain Convertible Promissory Notes of the Company (the “Notes”) and Warrants to purchase Preferred Stock of the Company (the “Warrants”) to be issued pursuant to the terms of the Convertible Note and Warrant Purchase Agreement, dated as of October 9, 2003, between the Company and the purchasers (the “Purchasers”) identified on Exhibit A thereto (the “Purchase Agreement”), and the securities issuable upon conversion of such Notes and exercise of such Warrants or other securities issuable upon conversion of such securities. Any preemptive rights of the undersigned with respect to subsequent issuances of the Company’s securities shall not be affected by the waiver set forth herein.

2. Amendment of Rights Agreement. Pursuant to the terms of the Purchase Agreement, the Company and the Investors hereby amend the Rights Agreement in order to: (a) add the Purchasers as parties to the Rights Agreement, to the extent such Purchasers are not yet parties to the Rights Agreement, which Purchasers, upon signing a counterpart signature page to the Rights Agreement, shall be deemed an “Investor” and “Holder” thereunder and subject to all applicable rights and obligations contained therein, and (b) include in the definition of “Registrable Securities” in Section 1.1(g) of the Rights Agreement the Common Stock or other securities issued or issuable upon conversion of the Notes, the securities issuable upon exercise of the Warrants and other securities issuable upon conversion of such securities.

This Waiver of Preemptive Rights and Amendment of the Amended and Restated Investor Rights Agreement is effective as of the date the Company and the holders of at least a majority in interest of the Registrable Securities execute the same.

[Signature Page Follows]

This Waiver of Preemptive Rights and Amendment of the Amended and Restated Investor Rights Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

COMPANY:

XCYTE THERAPIES, INC., a Delaware corporation

By:	/S/ RONALD J. BERENSON

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

SPROUT CEO FUND, L.P.

By:	DLJ Capital Corporation, its General Partner

By:	/S/ PHILLIPE CHAMBON

Name:	Phillipe Chambon

Title:	Managing Director

Address:	3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, CA 94025

SPROUT CAPITAL VII, L.P.

By:	DLJ Capital Corporation, its Managing General Partner

By:	/S/ PHILLIPE CHAMBON

Name:	Phillipe Chambon

Title:	Managing Director

Address:	3000 Sand Hill Road
Building 3, Suite 170
Menlo Park, CA 94025

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

ALTA CALIFORNIA PARTNERS, L.P.

By:	Alta California Management Partners, L.P.

By:	/S/ JEAN DELEAGE

Jean Deleage, General Partner

Address:	One Embarcadero Center
Suite 4050
San Francisco, CA 94111

ALTA EMBARCADERO PARTNERS, L.L.C.

By:	/S/ JEAN DELEAGE

Jean Deleage, General Partner

Address:	One Embarcadero Center
Suite 4050
San Francisco, CA 94111

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

ARCH VENTURE FUND III, L.P.,
a Delaware limited partnership

By:	ARCH VENTURE PARTNERS, L.L.C
a Delaware limited partnership, its General Partner

By:	/S/ ROBERT NELSEN

Name:	Robert Nelsen

Title:	Managing Director

Address:	1000 Second Avenue
Suite 3700
Seattle, WA 98104-1053

ARCH VENTURE PARTNERS II, L.P.,
a Delaware limited partnership

By:	ARCH MANAGEMENT PARTNERS II, L.P.,
a Delaware limited partnership, its General Partner

By:	ARCH VENTURE PARTNERS, L.P.,
a Delaware limited partnership, its General Partner

By:	ARCH VENTURE CORPORATION,
an Illinois corporation, its General Partner

By:	/S/ ROBERT NELSEN

Name:	Robert Nelsen

Title:	Managing Director

Address:	1000 Second Avenue
Suite 3700
Seattle, WA 98104-1053

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

HEALTHCARE FOCUS FUND, L.P., a Delaware limited partnership

By:	ARCH VENTURE PARTNERS V, L.P., its General Partner

By:	ARCH VENTURE PARTNERS V, L.L.C., its General Partner

By:	/S/ ROBERT NELSEN
Name:	Robert Nelsen

Title:	Managing Director

Address:	1000 Second Avenue Suite 3700 Seattle, WA 98104-1053

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

MPM ASSET MANAGEMENT INVESTORS 2000 B L.L.C.

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

MPM BIOVENTURES GMBH & CO. PARALLEL-BETEILIGUNGS KG

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

MPM BIOVENTURES II, L.P.

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

MPM BIOVENTURES II-QP, L.P.

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address:	111 Huntington Avenue 31st Floor Boston, MA 02199

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

FALCON TECHNOLOGY PARTNERS, L.P.

By:	/S/ JAMES RATHMAN

James Rathman Its General Partner
Address: 600 Dorset Road Devon, PA 19333

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

RIVERVEST VENTURE FUND I, L.P.

By:	RiverVest Venture Partners I, L.L.C., its general partner

By:	/S/ MARK J. MENDEL

Name:	Mark J. Mendel, Ph.D.

Title:	Manager

Address:	7733 Forsyth Boulevard Suite 1650 St. Louis, MO 63105

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

W CAPITAL PARTNERS IRONWORKS, L.P.

By:	/S/ STEPHEN WERTHEIMER

Name:	Stephen Wertheimer

Title:	Managing Director

Address:	245 Park Avenue 39th Floor New York, NY 10167

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

VULCAN INC.

By:	JO ALLEN PATTON

Name:	/s/ Jo Allen Patton

Title:	Vice Chairman

Address:	505 Fifth Avenue Suite 900 Seattle, WA 98104

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

VECTOR LATER-STAGE EQUITY FUND II, L.P.

By:	Vector Fund Management II, L.L.C, its General Partner

By:	/S/ DOUGLAS REED

Name:	Douglas Reed

Title:	Managing Director

Address:	1751 Lake Cook Road Suite 350 Deerfield, IL 60015

VECTOR LATER-STAGE EQUITY FUND II, (Q.P.) L.P.

By:	Vector Fund Management II, L.L.C, its General Partner

By:	/S/ DOUGLAS REED

Name:	Douglas Reed

Title:	Managing Director

Address:	1751 Lake Cook Road Suite 350 Deerfield, IL 60015

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

PALIVACINNI PARTNER, L.L.C.

By:	/S/ DOUGLAS REED

Name:	Douglas Reed

Title:	Managing Member

Address: 1751 Lake Cook Road Suite 350 Deerfield, IL 60015

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT

1998 CO-INVESTING L.L.C.

By:	/S/ JEFFREY M. MCDONNELL

Name:	Jeffrey M. McDonnell

Title:	Manager

Address:	1034 S. Brentwood Blvd. Suite 1860 St. Louis, MO 63117

SIGNATURE PAGE TO XCYTE THERAPIES, INC.

WAIVER OF PREEMPTIVE RIGHTS AND CONSENT TO AMENDMENT OF INVESTOR RIGHTS AGREEMENT